STADION INVESTMENT TRUST

Stadion Managed Portfolio Class A Shares (ETFFX) Class C Shares (ETFYX) Class I Shares (ETFVX)	Stadion Olympus Fund™ Class A Shares (STOAX) Class C Shares (STOGX) Class I Shares (STOIX)
Stadion Core Advantage Portfolio Class A Shares (ETFRX) Class C Shares (ETFZX) Class I Shares (ETFWX)	Stadion Trilogy Fund™ Class A Shares (STTGX) Class C Shares (STTCX) Class I Shares (STTIX)
Stadion Tactical Income Fund
Class A Shares (TACFX)
Class C Shares (TACCX)
Class I Shares (TACSX)

SUPPLEMENT

Dated February 5, 2013

This Supplement updates the Statement of Additional Information, dated October 1, 2012 and amended December 30, 2012 (“SAI”), for the Stadion Managed Portfolio, Stadion Core Advantage Portfolio, Stadion Olympus Fund™, Stadion Trilogy Fund™ and Stadion Tactical Income Fund (each a “Fund” and together the “Funds”), each a series of the Stadion Investment Trust (the “Trust”), as described below.  Please keep this supplement for future reference.

The following disclosure is added to the section “OTHER INVESTMENT POLICIES”:

INVESTMENTS IN VOLATILITY INDICES.   A Fund may also utilize swaps, options, ETFs, ETNs or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index, or may invest in securities or options designed to reflect the implied volatility of an underlying market.  Investors generally use these securities to speculate or hedge against changes in implied volatility (and thereby, overall perceived risk) in the markets they track.   As a general rule, volatility options indices go up when investors are unsure about the outlook for the economy and the markets, and these indices go down when investors are content and/or confident in the outlook for the economy and the markets.  These indices generally measure implied volatility based on derivatives prices (e.g., relative options prices and spreads); however, index levels and prices of securities tracking index levels are only indicators of current investor sentiment, and are not necessarily predictive of future index levels (i.e., there is always a possibility that an index level may go higher or lower in the future, regardless of the index’s current level).

An investment in a security tracking a volatility index is subject to the risk that the investor’s interpretation of the index level is incorrect, thereby subjecting the investor to unexpected changes (or lack of changes) in the level of the relevant index and the price of the security based on the level.  Securities tracking volatility indices are also subject to the risks of flaws in the tracking methodology, as well as failures to track the index value due to market or other factors.  Volatility swaps are also subject to counterparty credit risk, since the investor may lose money if the counterparty fails to meet its obligations.  In addition, investments in volatility indices through ETFs or other investment companies are also subject to the risks of these types of securities as explained elsewhere in this SAI.

While investments in volatility indices may be used by a Fund in an effort to limit losses in a sharp market decline, there is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are also costs associated with entering into such investments, which can adversely impact returns.